Exhibit 99.1

                            UNITED STATES OF AMERICA

                      FEDERAL ENERGY REGULATORY COMMISSION

FACT-FINDING INVESTIGATION OF POTENTIAL                    DOCKET NO. PA02-2-000
MANIPULATION OF ELECTRIC AND
NATURAL GAS PRICES

TO: DONALD J. GELINAS, ASSOCIATE DIRECTOR OF OFFICE OF MARKETS, TARIFFS, AND
    RATES

                     RESPONSE OF THE PINNACLE WEST COMPANIES
                    TO COMMISSION'S MAY 22, 2002 DATA REQUEST

     The following constitutes the response of Arizona Public Service Company ("APS") and its affiliates, Pinnacle West Capital Corporation ("PWCC"), Pinnacle West Energy Corporation ("PWE"), and APS Energy Services Company, Inc. ("APSES") (collectively the "Pinnacle West Companies") to the Commission's Data Request dated May 22, 2002, addressed to those sellers of natural gas in the United States portion of the Western Systems Coordinating Council ("WSCC") and/or Texas during the period 2000-2001 (the "Data Requests").

     In responding to the current Data Requests, and as described in the accompanying affidavit of David A. Hansen, Vice President of Pinnacle West Marketing and Trading for Pinnacle West Capital Corporation, the Pinnacle West Companies conducted a thorough investigation into the trading activities of their employees and agents in the United States portion of the WSCC and/or Texas during the years 2000 and 2001. This investigation included interviews of trading personnel and a review of available electronic and paper documentation. To the extent that additional documentation or information is discovered that warrants supplementation of this response, the Pinnacle West Companies will do so promptly.

     The Request for Admission and Request for Production of Documents are set forth below followed by the Pinnacle West Companies' responses.

I.   REQUEST FOR ADMISSION

     A. ADMIT OR DENY: THE COMPANY ENGAGED IN ACTIVITIES REFERRED TO AS "WASH," "ROUND TRIP" OR "SELL/BUYBACK" TRADING. THIS TRADING INVOLVES THE SALE OF NATURAL GAS TOGETHER WITH A SIMULTANEOUS PURCHASE OF THE SAME PRODUCT AT THE SAME PRICE.

The Pinnacle West Companies deny that they engaged in the activity described in A above.

     B. IF YOU SO ADMIT, PROVIDE TRANSACTION BY TRANSACTION DETAILS FOR ALL SUCH TRANSACTIONS YOUR COMPANY ENGAGED IN, INCLUDING, BUT NOT LIMITED TO, THE
FOLLOWING:

          1. INDICATE THE METHODS AND RATIONALE USED TO ARRIVE AT THE VALUE OR COMPENSATION OF SUCH TRANSACTIONS.

          2. FOR EACH TRANSACTION, INDICATE WHETHER THAT TRANSACTION WAS REPORTED TO PLATT'S, BLOOMBERG, OR ANY ORGANIZATION THAT MONITORS, PUBLISHES OR REPORTS TRADING DATA (INCLUDING BID-AND-ASK DATA) OR PUBLISHES OR REPORTS PRICES OR FORWARD INDICES.

          3. IDENTIFY EACH TRADER THAT PARTICIPATED IN SUCH TRANSACTIONS, BY NAME AND POSITION WITHIN YOUR COMPANY, IF EMPLOYED BY YOU. IF NOT EMPLOYED BY YOU, IDENTIFY EACH TRADER'S NAME AND AFFILIATION. FOR EACH FORMER TRADER, STATE THEIR LAST KNOWN HOME ADDRESS AND TELEPHONE NUMBER.

          4. IDENTIFY HOW SUCH TRANSACTIONS WERE EXECUTED (E.G., WHETHER AN ELECTRONIC PLATFORM WAS USED TO INITIATE THE SALE OR PURCHASE, WITH THE PURCHASE OR SALE TRANSACTION SUBSEQUENTLY ARRANGED THROUGH A BROKER OR BY TELEPHONE).

          5. DESCRIBE ALL POLICIES AND PROCEDURES THAT HAVE BEEN IMPLEMENTED TO PREVENT FUTURE TRANSACTIONS OF THIS TYPE.

     Not applicable.

II.  REQUEST FOR PRODUCTION OF DOCUMENTS

TO THE EXTENT YOUR COMPANY ENGAGED IN "WASH," "ROUND TRIP," OR "SELL/BUYBACK" TYPE TRANSACTIONS, PROVIDE THE FOLLOWING DOCUMENTS:

A. PROVIDE COPIES OF ALL COMMUNICATIONS OR CORRESPONDENCE, INCLUDING E-MAIL MESSAGES, INSTANT MESSAGES, OR TELEPHONE LOGS, BETWEEN YOUR COMPANY AND ANY OTHER COMPANY (INCLUDING YOUR AFFILIATES OR SUBSIDIARIES) THAT REFER OR RELATE TO THIS ACTIVITY. PROVIDE THE COPIES IN ELECTRONIC FORMAT.

     Not applicable.

B. PROVIDE COPIES OF ALL MATERIAL, INCLUDING, BUT NOT LIMITED TO, OPINION LETTERS, MEMORANDA, COMMUNICATIONS (INCLUDING E-MAILS AND TELEPHONE LOGS), OR REPORTS, THAT ADDRESS OR DISCUSS YOUR COMPANY'S KNOWLEDGE OF, AWARENESS OF, UNDERSTANDING OF, OR EMPLOYMENT OR USE OF ANY SUCH TRANSACTIONS IN THE U.S. PORTION OF THE WSCC AND/OR TEXAS DURING THE PERIOD 2000-2001.

     Not Applicable